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                                                                    EXHIBIT 10.1

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                                                                           FINAL

                              WORK STATEMENT NO. 5
                  TO THE MASTER PROFESSIONAL SERVICES AGREEMENT


This Work Statement No. 5 is entered into as of this      day of July, 2000 by
and between VitaminShoppe.com ("Client") and Sapient Corporation ("Consultant") and is deemed to be incorporated into that certain Master Professional Services Agreement dated as of November 1, 1999 by and between Client and Consultant (the "Master Agreement'). Any terms used herein but not defined shall have the meaning ascribed to such term in the Master Agreement.

The parties hereby agree that Work Statement No. 3 between the parties dated as of April 1, 2000 ("SOW 3")shall be terminated effective as of June 30, 2000, provided that any payment obligations of Client arising under SOW 3 through June 30, 2000 shall survive such termination.

I.   Name and Description of Project:

     VitaminShoppe 2.0 Web Site - Full Application Support and Enhancements.

     The scope of work includes 6 developer resources and one management resource to provide support and complete enhancements to the 2.0 Web Site. The level of effort (LOE) and cost of this statement of work is fixed. The rates set forth below assume an average number of team hours per week not to exceed (on average) more than 310 hours. Additional hours will be priced separately. Such additional work will be priced using the same cost basis as the SOW. The LOE available to complete enhancements will be managed based on the time required to support the site through preventative maintenance activities and bug fixing. Enhancements will be reevaluated and prioritized through out the duration of the SOW.

II.  Description of Deliverables

     Updates to all documentation as described in exhibit 5a. Current versions of the documentation will be readily accessible to the client. Any required updates to said documentation would be made in a timely manner.

III. List of Assumptions

     This section defines the assumptions under which Consultant has based its fees for the services being performed under this Work Statement. This is to ensure there are no misunderstandings regarding the scope of the Project. Any deviation from these assumptions, similar to any deviation in scope of the Project, that effects the delivery date for the Deliverables or requires Consultant to incur additional expenses in order to deliver the Deliverables on the delivery date may be predicated upon an extension of the Project

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                                                                          FINAL


and a change in the fees and/or timeline by Consultant pursuant to Section 1.4 and Appendix B of the Master Agreement. The assumptions are as follows:










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                                                                          FINAL

1) The following support activities will be jointly managed by VitaminShoppe and
   Sapient:
o  Project Management
o  Release Management
o  Quality Assurance

2) VitaminShoppe will be responsible for the following support Activities:
o  Business Operation
o  All site content including graphics

3) VitaminShoppe's designated agent will be responsible for the following support Activities:
o  Tier One Hosting (Management of Exodus / Digital Island)
o  Tier One Site Support
o  Technical Operation Support

4) Sapient will act in an advisory capacity for all VitaminShoppe responsible activities in order to facilitate a smooth operation of the site.

5) Sapient will be responsible for the following activities:
   o  All application support and development
   o Preventative maintenance for the application (i.e. ATG, Oracle, and Verity code changes) (all preventative maintenance for the environment will be provided by the operations support vendor )
   o  Application break fix
   o  Application Enhancements
   o  Updates to documentation

6) Sapient will provide basic (Unit test by the developer and integration testing of the patched functionality by the PM) QA of all patches and enhancements to the site. All patches will be folded into full builds on a mutually agreed schedule. VitaminShoppe will conduct a full regression test of any full build in a reasonable period of time prior to the production installation of the build.

7) The application support team will be on 24x7 pager support to receive the second call. All first calls go to MimEcom or other third party vendor supporting the hardware and network. The third party providing Tier 1 support will then call Sapient as needed.

8) The application support team will make best efforts to support the application with the following response times upon notification from Tier 1 support
   o  15 minutes during normal business hours (8AM - 6PM)
   o 30 minutes after hours (6PM - 8AM and weekends) - (P1 Issues Only - for after hours contact)

9) P1 Issues - Full effort to resolve the problem ASAP, may involve emergency patch for fix


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                                                                          FINAL

10) P2 Issues - Full effort to resolve the problem ASAP assuming there are no P1 issues, could possibly involve an emergency patch or may be delayed until scheduled break/fix release

11) Enhancements are secondary to all support issues - Enhancements scheduled for specific releases may slip if support issues extend beyond the estimated plan

12) Sapient Support Team and VS Business Owners will mutually agree to time-table for releases / patches.

13) Sapient will create a mid-level plan for all site plan, support and enhancement activities every two weeks. This plan will include the expected LOE for each member of the team. Twice per month, both the plan for the prior two weeks and the plan for the upcoming two weeks will be reviewed by the Vitaminshoppe PMO group, who may provide feedback on the plan for the upcoming two weeks.

14) For each enhancement or support item the Sapient team completes, a WebTracker record will be created that describes the work done. Along with the review of the two week plan, the completed tracker items can be reviewed to show what went into the builds.

15) VitaminShoppe will provide a database developer to create business reports

16) VitaminShoppe will provide all Visual Design support.

17) Sapient will provide a visual designer to QA work before it goes onto the site

18) VitaminShoppe will provide 1 QA manager and QA resources to provide spot checks of weekly builds and one full regression test each month

19) VitaminShoppe will provide 1 person to serve as an escalation point for all issues with vendors and this person will manage vendor contracts and negotiations. It is estimated this role requires 50% of one persons time.


20) VitaminShoppe will Contract with a third party to provide tier one network and hardware support. Sapient will assist VitaminShoppe in selecting this third party. Sapient will compress the full deployment source code and core assets developed under this SOW at the end of each month during the term of this SOW. This compressed archive will be transferred to a CD-ROM and delivered to Vitaminshoppe.com prior to the 7th of the following month.



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                                                                          FINAL

IV. Key Personnel Assigned for Each Party

Consultant:
          Michael Leonard,         Executive Owner
          Casey Hanback,           Director Program Management
          Rob Milstead,            Project Manager
          Chris Lambert,           ATG Engineer
          Brent Harris,            ATG Engineer
          TBD,                     ATG Engineer
          Scott Oliver,            Database Administrator
          Brian Bennit,            Site Developer
          TBD,                     Site Developer

Client:
          Joel Gurzinsky           VP Business Technology
          Miriam Neshewat          VP Marketing


Client may remove any of Consultant's personnel providing the services (a) immediately upon written notice if such personnel materially fail to perform their duties and obligations according to this Statement of Work; or (b) for any reason by giving Consultant twenty (20) business days written notice. If any of Consultant's personnel is removed for cause pursuant to subsection (a) above, Client shall notify Consultant of the reasons for such removal. In any case, Consultant shall reassign the individual who is the subject of Client's notice and replace that person with other personnel with comparable training and experience as soon as possible but within a reasonable period of time considering Consultant's other client commitments and prevailing market conditions at the time In the event that the Client and Consultant mutually agrees to not replace the removed personnel, the monthly support fee will be adjusted to correspond with the new team structure.

In addition, Consultant agrees that it will not remove any of the Key Personnel assigned to this Project unless Sapient has provided to Client thirty (30) days prior notice of the removal, other than for events beyond Consultant's reasonable control such as voluntary termination, illness, or leave of absence.


V.   Project Schedule

     [*****] Monthly support agreement will begin on [*****].

VI.  Tasks To Be Completed By Client

     See assumptions above.

VII  Warranty Period (if any)



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                                                                          FINAL

For purposes of this Work Statement, this paragraph specifically supersedes the first sentence of Section 8.2 of the Master Agreement. For any software deliverable described in this Work Statement, there is no warranty period.










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VIII  Payment Schedule

The contract price for the Services to be performed by Consultant under this Work Statement No. 5 is $[*******], which shall be paid on the following schedule:

-------------------------------------------------------------------
   Milestone                  Invoice Date                Fee
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------
[*****] Support                 [*****]                $[*****]
-------------------------------------------------------------------

-------------------------------------------------------------------
Totals                                                 $[*****]
-------------------------------------------------------------------


The [*****] rates set forth above are valid during the term and for the agreed upon scope of services for this statement of work only. Extensions and or additional scope will be prices separately. The rates do not include out-of pocket expenses or the cost of servers, third party software and other materials and equipment mutually agreed by the parties to be purchased specifically for the Project covered this Work Statement, which shall be paid separately by VitaminShoppe.com. Consultant will keep reasonably detailed records of expenses and costs incurred in connection with this Project. Client will have the right, at its expense, to inspect and audit such records at Consultant's principal place of business during normal business hours at a mutually acceptable time during this Project and for a period of one year thereafter. Client agrees to give Consultant at least 30 days prior written notice of its intent to inspect Consultant's records. Client may not exercise this inspection right more than two times each calendar year.

All payments shall be sent to Consultant's lock box address at:

                                      Sapient Corporation
                                      P.O. Box 4886
                                      Boston, MA 02212



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                                                                          FINAL

IX Termination.

   [*****]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year indicated above.

    Sapient Corporation

    By: /s/
       ------------------------------------------
       Michael Leonard
       Director of Program Management


    VitaminShoppe.com, Inc.

    By: /s/
       ------------------------------------------
       Print Name:
       Title:


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                                                                          FINAL

                                   Exhibit 5a
                            Documentation Deliverable



---------------------------------------------------------------------------------------------------------------------------
Subsection                              Description
---------------------------------------------------------------------------------------------------------------------------
Application Guide
---------------------------------------------------------------------------------------------------------------------------
1  OVERVIEW OF THE SOLUTION ARCHITECTURE
---------------------------------------------------------------------------------------------------------------------------
2  PACKAGE ARCHITECTURE                     - Diagram of the Package Architecture
                                            - List of Packages and the motivation
                                            - How they interact with each other
---------------------------------------------------------------------------------------------------------------------------
3  HARDWARE ARCHITECTURE                    - Diagram of Hardware installed
                                            - Purpose and motivation of each item
                                            - Which Package instances live on Which Hardware
---------------------------------------------------------------------------------------------------------------------------
4  NETWORK ARCHITECTURE                     - Diagram of the installed network architecture
                                            - Purpose and motivation of each item
---------------------------------------------------------------------------------------------------------------------------
5  APPLICATION ARCHITECTURE                 - Customization Map detailing each of the packages customized with what functionality
                                            - End to End System Interaction Diagram (on Customer Order etc.)
                                            - ATG Customization Architecture
                                            - Overview and Design methodology used in customization
                                            - Class Diagrams showing extensions to the base ATG model
                                            - Classes detailed with properties and methods
                                            - Types of structures included:
                                            - Relational Views
                                            - Beans
                                            - Servlets/Droplets
                                            - Java Classes
                                            - HTML and JHTML templates
---------------------------------------------------------------------------------------------------------------------------
6  DATABASE ARCHITECTURE                    - ERWin Logical Model
                                            - Physical Data Model
                                            - Stored procedures
                                            - DB Architecture
---------------------------------------------------------------------------------------------------------------------------
7  ACTIVE ARCHITECTURE                      - Message Structures
                                            - Adapters Used and Invocation
                                            - Java
                                            - File
                                            - ODBC
                                            - Oracle
                                            - Translation Maps detailing the data translations done
                                            - Class Diagram of Java Classes written for interaction with ATG with explanation.
                                            - File structures of the data files
---------------------------------------------------------------------------------------------------------------------------
8  INTERACTION WITH OTHER SYSTEMS           - Link share
                                            - Net Gravity
                                            - CyberCash
                                            - ACT (covered in #7 above)
                                            - Weblinks (covered in #7 above)
---------------------------------------------------------------------------------------------------------------------------


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

---------------------------------------------------------------------------------------------------------------------------
Subsection                                            Description
---------------------------------------------------------------------------------------------------------------------------
 9  PHYSICAL FILE LAYOUT OF THE APPLICATION           APPLICATION LEVEL:
                                                      - Directory structure and purpose of code files
                                                      - File naming and purpose of files
                                                      - Log files, location and purpose
                                                      - Directory structure and purpose of Active Middleware Files
                                                      - File names and purpose of active files
                                                      DATA LEVEL:
                                                      - Directory structure and purpose of Database
                                                      - File names and purpose of DB Files
                                                      - Active Data Directory
                                                      - Active Data files and purpose
---------------------------------------------------------------------------------------------------------------------------
10  ERROR AND STATUS REPORTING                        - Error/status architecture and strategy overview
                                                      TYPES OF SOFTWARE EXCEPTIONS AND ERRORS ON THE SITE
                                                      - Web Server
                                                      - ATG Dynamo
                                                      - Database
                                                      - Active
                                                      - Interwoven
                                                      - NetGravity
                                                      - LinkShare
                                                      TYPES OF STATUS LOGGED ON THE SITE
                                                      - Web Server
                                                      - ATG Dynamo
                                                      - Database
                                                      - Active
                                                      - Interwoven
                                                      - NetGravity
                                                      - LinkShare
                                                      - Listing of all the custom errors generated by custom code along with description
---------------------------------------------------------------------------------------------------------------------------
11  GUIDELINES FOR EXTENSION OF APPLICATION           - Coding standards
    FUNCTIONALITY                                     - DB additions /modifications/deletions
                                                      - Tables
                                                      - Stored Procedures
                                                      - ATG additions/modifications/deletions
                                                      - JHTML Templates
                                                      - Droplets/Servlets/Form Handlers
                                                      - Java Beans
                                                      - Relational Views
                                                      - Active Additions/modifications/deletions
                                                      - Messages
                                                      - Java Extensions
                                                      - New Source additions (File, Table, ODBC)
                                                      - Interwoven Additions/modifications/deletions
---------------------------------------------------------------------------------------------------------------------------



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
------------------------------------------------------------------------------------------------------------------------------------
Installation and
Maintenance Guide
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Subsection                                                  Description
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1  ENVIRONMENT SETUP AND CONFIGURATION                      - Hardware
                                                            - Network
                                                            - Operating System
                                                            - DBMS
                                                            - Web Server
                                                            - ATG Dynamo
                                                            - Active Middle Ware
                                                            - Verity
                                                            - Java SDK
                                                            - Other Applications

------------------------------------------------------------------------------------------------------------------------------------
2  APPLICATION SETUP AND CONFIGURATION                      - Directory Structure(s)
                                                            - Environment Variables
                                                            INSTALLATION
                                                            - ATG installation
                                                            - Database Instance Creation
                                                            - Database Scripts installation
                                                            - Active installation
                                                            - Verity installation
                                                            CONFIGURATION
                                                            - Web Server Configuration
                                                            - ATG Configuration
                                                            - DB Configuration
                                                            - Active Configuration
                                                            - Verity Configuration
------------------------------------------------------------------------------------------------------------------------------------
3  HIGH AVAILABILITY SETUP                                  - ATG Instance specific setup
                                                            - DB Instance specific setup
                                                            - Active instance specific setup
                                                            - Verity instance specific setup
                                                            - Web Server instance specific setup
                                                            - Other applications setup
------------------------------------------------------------------------------------------------------------------------------------
4  BACKUP AND RECOVERY SETUP                                - Directory structure for backup
                                                            - Object identification and setup for backup
------------------------------------------------------------------------------------------------------------------------------------
5  HARDWARE MAINTENANCE                                     - Brief description of routine hardware maintenance jobs, and identified resources/information about them
------------------------------------------------------------------------------------------------------------------------------------
6  NETWORK MAINTENANCE                                      - Brief description of routine network maintenance jobs, and identified resources/information about them
------------------------------------------------------------------------------------------------------------------------------------
7  OS MAINTENANCE                                           - Brief description of routine Server maintenance jobs, and identified resources/information about them
------------------------------------------------------------------------------------------------------------------------------------
8  ORACLE MAINTENANCE                                       - Brief description of routine DB maintenance jobs, and identified resources/information about them
------------------------------------------------------------------------------------------------------------------------------------
9  NETSCAPE ENTERPRISE SERVER (WEB SERVER)                  - Brief description of routine maintenance jobs, and identified
   MAINTENANCE                                              resources/information about them
------------------------------------------------------------------------------------------------------------------------------------
10 ATG DYNAMO MAINTENANCE                                   - Brief description of routine maintenance jobs, and identified resources/information about them
------------------------------------------------------------------------------------------------------------------------------------
11 VERITY MAINTENANCE                                       - Brief description of routine Verity maintenance jobs, and identified resources/information about them
------------------------------------------------------------------------------------------------------------------------------------


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

------------------------------------------------------------------------------------------------------------------------------------
Subsection                                                  Description
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12  ACTIVE MAINTENANCE                                      - Brief description of routine Active maintenance jobs, and identified resources/information about them
------------------------------------------------------------------------------------------------------------------------------------
13  APPLICATION MAINTENANCE                                 - Scripts to be run
                                                            - Location of the script
                                                            - Where to be run
                                                            - Timing
                                                            - Problem running the scripts and alternatives
------------------------------------------------------------------------------------------------------------------------------------
14  LOG MAINTENANCE                                         - Step by Step process for each of the below
                                                            - Web Server
                                                            - ATG Dynamo
                                                            - Verity
                                                            - Active
                                                            - Database
                                                            - Other Package Logs
                                                            - Custom Application Specific Logs
------------------------------------------------------------------------------------------------------------------------------------
15  BACKUP AND RECOVERY                                     - Process for regular backup
                                                            - Identified data files being backed up
                                                            - Timing
                                                            - Setup of DB for backup
                                                            - Scripts to be run and location
                                                            - Step by step process for running the scripts
------------------------------------------------------------------------------------------------------------------------------------
16  PURGING                                                 - Process for regular purging of various data
                                                            - Identification of purge elements
                                                            - Timing
                                                            - Scripts to be run
                                                            - Step by Step process for purging
------------------------------------------------------------------------------------------------------------------------------------
17  TUNING                                                  - Tuning necessity
                                                            - Types of tuning possible
                                                            - Various tuning parameters by System
                                                            - ATG
                                                            - Sun Solaris
                                                            - Web Server
                                                            - Oracle
                                                            - Verity
                                                            - Active
                                                            - Custom Application Extensions
------------------------------------------------------------------------------------------------------------------------------------
18  PROBLEM DIAGNOSIS AND RESOLUTION                        - Diagnosis
                                                            - Types of problems
                                                            - Where to look for clues
                                                            - Error Reporting
                                                            - Types of errors
                                                            - Logs and the type of errors reported in the logs
                                                            - Resolution
                                                            - Area of the error
                                                            - Type of resource required for resolution
------------------------------------------------------------------------------------------------------------------------------------


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                                                                          FINAL


------------------------------------------------------------------------------------------------------------------------------------
Operations Guide
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Subsection                                                  Description
------------------------------------------------------------------------------------------------------------------------------------
1  ADMINISTRATIVE INTERFACE AND ACCESS                      - Describes the access to the Administrative Interface
                                                            - Describes the various interfaces available
------------------------------------------------------------------------------------------------------------------------------------
2  ADMIN SECURITY                                           - Types of security features
                                                            - Adding/deleting/updating adminsitrators
                                                            - Adding/deleting/updating roles
------------------------------------------------------------------------------------------------------------------------------------
3  PRODUCT MANAGEMENT                                       - Types of Management features available
                                                            - Adding/deleting/updating product information
                                                            - Adding/deleting/updating pricing information of products
                                                            - Adding/deleting/updating category, brand, etc.
                                                            - Changing relationships between the various categories and types of products
------------------------------------------------------------------------------------------------------------------------------------
4  PROMOTION MANAGEMENT                                     - Types of promotions available
                                                            - Adding/deleting/updating promotion information
                                                            - Corresponding changes to prices of products
                                                            - Other rules possible (dependent on scope)
                                                            - Loyalty points
                                                            - Gift Certificates, etc.
------------------------------------------------------------------------------------------------------------------------------------
5  PROFILE MANAGEMENT                                       - Types of manual overrides possible
                                                            - How to Update/delete Profiles
------------------------------------------------------------------------------------------------------------------------------------
6  CONTENT MANAGEMENT                                       - Where and how content is placed
                                                            - Schema of content
                                                            - Scripts to be run for getting external content
                                                            - Content Migration to Production
------------------------------------------------------------------------------------------------------------------------------------
7  PERSONALIZATION MANAGEMENT                               - Types of rules available
                                                            - Customization possibilities
                                                            - Guidelines for personalization
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Migration Guide
------------------------------------------------------------------------------------------------------------------------------------
1  DEVELOPMENT STANDARDS
------------------------------------------------------------------------------------------------------------------------------------
2  CODING STANDARDS                                         - JHTML Templates
                                                            - Java Code
                                                            - ATG Components
                                                            - Database Components
------------------------------------------------------------------------------------------------------------------------------------
3  NAMING CONVENTIONS                                       - Directories
                                                            - Files by type or File extensions
                                                            - File Names
------------------------------------------------------------------------------------------------------------------------------------
4  DEVELOPMENT PROCESS                                      - Visual Asset Creation
                                                            - Editors Used
                                                            - Compilation
                                                            - Java Code Creation
                                                            - Editors used
                                                            - Compilation
------------------------------------------------------------------------------------------------------------------------------------


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